                                                                   Exhibit 10.7

                             SHAREHOLDERS AGREEMENT


THIS AGREEMENT is made in Madrid on this 16th day of November, 2000

BETWEEN

(1) SONERA CORPORATION, duly represented in this act by Ms. Pirjo Kekalainen-Torvinen, holding Finnish passport number 1444320, by virtue of special authorization from the Board of Directors of said company dated November 3, 2000 (hereinafter referred to as "SONERA");

(2) SONERA HOLDING B.V., duly represented in this act by Ms. Pirjo Kekalainen-Torvinen, holding Finnish passport number 1444320, by virtue of special authorization from the Board of Directors of SONERA dated November 3, 2000 (hereinafter referred to as "SONERA HOLDING").

(3) ACS, ACTIVIDADES DE CONSTRUCCION Y SERVICIOS, S.A., duly represented in this act by Mr. Angel Garcia Altozano, with identity card number 139328-V, by virtue of powers of attorney granted in his favour and formalized in a notarial deed granted before, the Notary Public of Madrid, Ms. Pilar Lopez-Contreras Conde, on April 20, 1998 under number 1.280 of her notarial files (hereinafter referred to as "ACS"); and

(4) ACS, TELEFONIA MOVIL, S.A., duly represented in this act by Mr. Angel Garcia Altozano, with identity card number 139328-V, in his capacity as representative of the Sole Director, by virtue of notarial deed authorised by the Notary Public of Madrid, Mr. Jose Luis Alvarez Alvarez, on 4 February, 2000, under number 298 of his notarial files(hereinafter referred to as "ACSTM");

SONERA, SONERA HOLDING, ACS, and ACSTM are hereinafter jointly referred to as the "Parties" or, individually, referred to as the "Party".

WHEREAS:

I. SONERA and ACS wish to confirm their agreement with respect to, inter alia, the incorporation of a Spanish or otherwise mutually-convenient vehicle, to be jointly-owned between SONERA (75%) and ACS (25%), ("NewCo") and to serve as the holding entity of the shares heretofore held by SONERA in MOBI JAZZ-Servicos de Telecomunicacoes, S.A. ("MOBI JAZZ"), the company through which SONERA and certain other entities are jointly participating in the ongoing public tender called by the Portuguese Ministry of EQUIPAMENTO SOCIAL for the award of four individual licenses (each, a "Licence") to establish and operate third-generation mobile telephony communications in Portugal, and with respect to certain matters involving SONERA's and ACS' respective participations in NewCo, including the terms and conditions under which SONERA shall have the right to put its stake in NewCo to ACS in the event that a License is awarded to MOBI JAZZ;


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II.   SONERA HOLDING, ACS and ACSTM wish to confirm their agreement with respect to, inter alia, the conversion of ACSTM into a limited liability company (SOCIEDAD LIMITADA) to be incorporated on or after the date hereof under the terms of the Spanish Limited Liabilities Companies Act ("Ley de Sociedades Limitadas") and that shall bear the name "ACS-SONERA, Telefonia Movil, S.L." ("ACSTMSL") and the subsequent contribution to ACSTMSL by SONERA HOLDING of its 14.2215% shareholding stake in XFERA MOVILES, S.A. ("XFERA"), holder of one of the licenses awarded by the Spanish MINISTERIO DE FOMENTO in March 10, 2000 for the establishment and exploitation of third generation mobile telecommunications services in Spain, with SONERA HOLDING's stake in ACSTMSL to be 41.6058395% and ACS' stake to be 58.3941605%, and with respect to certain matters involving SONERA HOLDING's and ACS' respective participations in ACSTMSL, including the terms and conditions under which ACS shall have a call option over SONERA HOLDING's stake in ACSTMSL on the occurrence of certain events involving SONERA;

NOW, THEREFORE, in consideration of the mutual undertakings and representations and warranties herein contained, the Parties, intending to be legally bound, hereby agree as follows:

                                  CLAUSES

1.    DEFINITIONS AND INTERPRETATION.

1.1. DEFINITIONS. In this Agreement, the following words and expressions shall have the following meanings:

      (i)     "THIS AGREEMENT"             means this Agreement together with
                                           the Exhibits attached hereto.

      (ii)    "ARTICLES OF ASSOCIATION"    means the By-Laws of each of NewCo
                                           and ACSTMSL without prejudice to
                                           their registration at the respective
                                           Mercantile Registry.

      (iii)   "BOARD OF DIRECTORS"         means the Board of Directors of each
                                           of NewCo and ACSTMSL.

      (iv)    "CLOSING"                    means the consummation of the actions
                                           contemplated herein, in particular,
                                           the contribution by SONERA of its
                                           stake in MOBI JAZZ to NewCo and the
                                           contribution by SONERA HOLDING of its
                                           stake in XFERA to ACSTMSL.


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      (v)     "CLOSING DATE"               means the date on which the Closing
                                           takes place.

      (vi)    "DIRECTORS"                  means any of the directors of NewCo
                                           or ACSTMSL that may be appointed to
                                           such office from time to time.

      (vii)   "SHARE CAPITAL"              means the share capital of NewCo or
                                           ACSTMSL from time to time.

      (viii)  "SHARE"                      means each and every one of the
                                           shares in which the share capital of
                                           each of NewCo and ACSTMSL is divided
                                           and "SHARES" shall be construed
                                           accordingly.

      (ix)    "SHAREHOLDERS"               shall mean, with respect to NewCo,
                                           SONERA and, with respect to ACSTMSL,
                                           SONERA HOLDING and ACS.

1.2   INTERPRETATION.

      (i) References in this Agreement to any statutory provision shall be deemed to include reference to any statutory provision which updates, consolidates or replaces the same, provided that such updating, consolidating or replacing legislation does not alter the substance of the existing provision and shall be deemed to refer to any other regulation, instrument or other subordinate legislation made under such updating provision.

      (ii) Reference to a clause or sub-clause shall be a reference to a clause or sub-clause of this Agreement.

      (iii) The clause or sub-clause headings in this Agreement are inserted for convenience only and shall not be deemed to affect the construction or interpretation hereof.

      (iv) Where the context so admits words importing the singular shall include the plural (and vice versa), words importing masculine shall include the feminine and neuter (and vice versa) and words importing persons shall include corporate bodies, partnerships, companies and other business or governmental entities or instrumentalities, whether registered or not, as well as individuals.

2.    CAPITALIZATION AND FUNDING OF NEWCO.

2.1 SONERA and ACS hereby agree to form NewCo on or before the Closing Date for the purposes set forth herein. Its Articles of Association shall be substantially in the form attached as Exhibit A hereto.


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2.2   SONERA and ACS agree that they shall make the contributions described below to the capitalization of NewCo. Consequently, they shall subscribe and pay-up the Shares in the following manner:

      ---------------------------------------------------------------------
            SHAREHOLDER        % PARTICIPATION        CONSIDERATION
      ---------------------------------------------------------------------
      SONERA                         75%        31.7% of MOBI JAZZ at its
                                                      nominal value
      ---------------------------------------------------------------------
      ACS                            25%         The proportional nominal
                                                    amount in pesetas
      ---------------------------------------------------------------------
      TOTAL                         100%
      ---------------------------------------------------------------------

3     DIRECTORS, OFFICERS AND MANAGEMENT OF NEWCO.

3.1 The Board of Directors will be at all times composed of five (5) members. Upon incorporation of NewCo, SONERA will name three (3) Directors of the Board of Directors and ACS will name two (2) Directors of such Board of Directors.

3.2 There will be no Board compensation for Board of Directors members other than reimbursement for actual costs incurred in attending Board meetings. Each of the Directors shall be properly covered in their capacity by a responsibility insurance policy paid by NewCo.

3.3 SONERA as long as it owns Shares representing more than fifty per cent (50%) of NewCo's Shares will have the right to name the following officers positions on the Board of Directors of NewCo and ACS will vote in favor of those nominated by SONERA.

      -  Chairman, (PRESIDENTE);
      -  Secretary of the Board, (SECRETARIO).

3.4 In the event of death, resignation or inability to act of any Director, such Director shall be replaced on the Board of Directors with a nominee of the Shareholder which nominated such nominee's predecessor.


4     ARTICLES OF ASSOCIATION OF NEWCO.

      The Parties undertake to take such steps as may be necessary in order to adopt as by-laws of NewCo those attached as Exhibit A hereto. They further undertake that they will not vote their shares as shareholders or otherwise make any decision or take any action in any manner or capacity whatsoever for the purpose of amending or repealing the Articles of Association, unless they do so by majority of eighty (80) percent of the paid in capital of NewCo.


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      In the event that the Mercantile Registry in which NewCo is to be registered considers that any part of the Articles of Association should be changed from the form contained in Exhibit A, the parties will amend them in such a way that the change is in accord with the letter and the spirit of this Agreement.

      In the event of any difference between the terms of this Agreement and the Articles of Association, except with respect to the enforceability of the agreements contained herein as to third parties, the terms hereof shall prevail.

5     FINANCIAL INFORMATION OF NEWCO.

      NewCo will have its yearly financial accounts audited by an internationally recognised accounting firm. The audits must be made available to the Board of Directors no later than five (5) months after the end of the fiscal year of each company.

6     BOARD OF DIRECTORS AND GENERAL SHAREHOLDERS MEETINGS OF NEWCO.

6.1 Board of Directors Meetings shall be held no less than two times in every year and at no more than quarterly intervals unless a special meeting is requested by at least two (2) Directors or by the Chairman to address matters where expediency, in the opinion of such Directors, is necessary. Unless otherwise agreed by all the Directors unanimously, fifteen (15) calendar days' written notice shall be given to each of the Directors of all meetings of the Board of Directors at the address notified from time to time by each Director to the Secretary of NewCo. The meetings shall be called by the Chairman. Each such notice shall contain, inter alia, an agenda specifying in reasonable detail the matters to be discussed at the relevant meeting, shall be accompanied by any relevant information for discussion at such meeting and, if sent to an address outside Spain, shall be sent by courier or by telefax.

6.2 All matters voted upon at General Shareholders Meetings of NewCo shall be validly adopted by a simple majority vote except those referred to the amendments of the by-laws of NewCo which shall be adopted by majority of not less than eighty (80) percent of the paid in capital of NewCo.

6.3 All matters voted upon at a Board of Directors Meeting shall be validly adopted by simple majority vote.

7     DISTRIBUTION POLICY AND DETERMINATION OF NET PROFIT OF NEWCO.

7.1 The Board of Directors will, at the Annual Shareholders Meeting of NewCo, submit to the Shareholders audited accounts or consolidated audited accounts (as the case may be) in respect of the preceding financial year; such Shareholders Meeting will be held not later than six months after the end of the relevant financial year.

7.2 The Board of Directors will request the auditors of NewCo to report as to the amount of the net profits for each accounting reference period which are available for


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      distribution by NewCo at the same time as they sign their report on the audited accounts for the accounting reference period in question.

7.3 The Shareholders will distribute at least seventy five per cent (75%) of its profits lawfully available for distribution in each financial year as the Board of Directors shall from time to time resolve, subject to the legal reserve, when appropriate, and/or such reasonable and proper reserves for working capital or otherwise as the Board of Directors may, in its sole discretion, deem appropriate.

8     TRANSFER OF SHARES OF NEWCO.

8.1 Each Shareholder shall have a right of first refusal should the other Shareholder decides to transfer all or part of its shares, such right to be regulated in the by-laws of NewCo attached as Exhibit A; provided, however, that each Shareholder shall have the right to sell, assign, transfer or dispose any portion of its Shares to one or more affiliates of such Shareholder without prior written consent of the other Shareholder.

8.2   SONERA'S PUT OPTION.

      ACS irrevocably grants to SONERA, which accepts, an option to sell to ACS all but not less all of SONERA's Shares in NewCo, free and clear from any lien or encumbrance, under the terms and conditions specified below (the "SONERA's Put Option"), and ACS irrevocably agrees to purchase the same, under the terms and conditions specified below.

      The SONERA's Put Option may only be exercised if a License is awarded to MOBI JAZZ.

      The exercise period for the SONERA's Put Option will be of three (3) months commencing on the date on which a License is awarded to MOBI JAZZ.

      The exercise of the SONERA's Put Option shall be notified to ACS by SONERA in writing within the foregoing exercise period and shall indicate
      (i) the date for the completion of the transfer of the Share, which shall not be less than fifteen (15) days from the date of the exercise notice,
      (ii) the Notary Public before whom the deed of transfer must be executed, where appropriate and (iii) the exercise price provided below.

      The exercise price for the Shares shall be equal to all amounts disbursed by SONERA through the date of completion of the SONERA's Put Option in connection with its investment in MOBI JAZZ and participation in the tender process aimed at obtaining a License.

      Payment of the exercise price for the Shares shall be made in Euros in cleared funds by bank transfer to the bank account specified by SONERA or by banking cheque, unless agreed otherwise in writing.

      The price shall be paid on the date of completion of the transfer of the Shares.


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8.3    RECIPROCAL OPTIONS.

      Once expired the exercise period for the SONERA's Put Option without SONERA having exercised it, ACS will have an option to sell to SONERA all, but not less than all, of the Shares of NewCo owned by ACS free and clear from any lien or encumbrance. ACS shall send to SONERA within two (2) months from the date of expiration of the SONERA's Put Option an option notice (the "Option Notice"). The Option Notice will indicate (i) the date for the completion of the transfer of the Shares, which shall not be less than forty-five (45) calendar days from the date of the Option Notice; (ii) the proposed sale price per Share of its Shares in NewCo and
      (iii) the Notary Public before whom the deed of transfer must be executed, where appropriate. Within thirty (30) calendar days from receipt by SONERA of the Option Notice:


      (i) SONERA will be entitled to notify ACS of its intention to sell to ACS, in which case ACS will be bound to buy from SONERA, all but not less than all of the Shares of NewCo owned by SONERA, free and clear from any lien or encumbrance, at the same price per share notified by ACS in the Option Notice; or

      (ii) If SONERA accepts the offer made by ACS or fails to reply to such offer in the above thirty days term, SONERA will be bound to buy, and ACS will be bound to sell, all the Shares of NewCo owned by ACS at the price offered by ACS in the Option Notice.

      Payment of the exercise price for the Shares shall be made in Euro in cleared funds by bank transfer to the bank account specified by ACS or SONERA, as appropriate, or by banking cheque, unless agreed otherwise in writing.

      The price shall be paid on the date of completion of the transfer of the relevant Shares.

9     MAJORITY SHAREHOLDER OF MOBI JAZZ.

      SONERA and ACS confirm that it is their intention and understanding that NewCo will be a "Majority Shareholder" (in lieu of SONERA) for purposes of the shareholders agreement among the shareholders of MOBI JAZZ.

10    CAPITALIZATION AND FUNDING OF ACSTMSL.

      SONERA HOLDING, ACS and ACSTMSL hereby agree that ACMSTM shall be transformed into a limited liability company (Sociedad Limitada) on or before the

      Closing Date for the purposes set forth herein. Its revised Articles of Association shall be substantially in the form attached as Exhibit B hereto.

      SONERA HOLDING agrees that on the Closing Date shall contribute its 14.2215% shareholding stake in XFERA to ACSTMSL in consideration of a 41.6058395% shareholding stake in the latter company. Consequently, the shareholdings of ACSTMSL shall be as follows:

              -----------------------------------------------------
                        SHAREHOLDER             % PARTICIPATION
              -----------------------------------------------------
              ACS                                  58.3941605
              -----------------------------------------------------
              SONERA HOLDING                       41.6058395
              -----------------------------------------------------
              TOTAL                                   100%
              -----------------------------------------------------

      ACS represents and guarantees to SONERA HOLDING that, as of the date of contribution of SONERA HOLDING's shares of Xfera to ACSTMSL, there will be no hidden nor contingent liability in ACSTMSL and ACS will indemnified and hold harmless SONERA HOLDING of whatever liability that may arise in ACSTMSL should such liability be a consequence of acts or omissions prior to the date of such contribution of shares. Further, ACS represents and guarantees to SONERA HOLDING that ACSTMSL was incorporated as a special purpose vehicle to hold ACS's shares in Xfera and that ACSTMSL only asset is and has been since incorporation ACS's shares in Xfera.

11    DIRECTORS, OFFICERS AND MANAGEMENT OF ACSTMSL.

11.1 The Board of Directors will be at all times composed of five (5) members. Upon the Closing Date, ACS will name three (3) Directors of the Board of Directors and SONERA HOLDING will name two (2) Directors of such Board of Directors.

11.2 There will be no Board compensation for Board of Directors members other than reimbursement for actual costs incurred in attending Board meetings. Each of the Directors shall be properly covered in their capacity by a responsibility insurance policy paid by ACSTMSL.

11.3 The Board of Directors will only have the positions of Chairman (PRESIDENTE) and Secretary (SECRETARIO), there will be no Vice-Chairman or Vice-Secretary positions. ACSTMSL will not have a CEO (CONSEJERO DELEGADO).

      ACS will have the right to name the Chairman (PRESIDENTE) AND SONERA HOLDING will vote in favor of the person nominated by ACS. SONERA HOLDING will have the right to name the Secretary of the Board (SECRETARIO) and ACS will vote in favour of the person nominated by SONERA.


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11.4  In the event of death, resignation or inability to act of any Director, such Director shall be replaced on the Board of Directors with a nominee of the Shareholder which nominated such nominee's predecessor.

12    ARTICLES OF ASSOCIATION OF ACSTMSL.

      ACS undertakes to take such steps as may be necessary in order to adopt as by-laws of ACSTMSL before the Closing Date those attached as Exhibit B hereto. Each of ACS and SONERA HOLDING undertake that they will not vote their shares as shareholders or otherwise make any decision or take any action in any manner or capacity whatsoever for the purpose of amending or repealing the Articles of Association, unless they do so by majority of seventy five (75) percent of the paid in capital of ACSTMSL.

      In the event that the Mercantile Registry in which ACSTMSL is to be registered considers that any part of the Articles of Association should be changed from the form contained in Exhibit A, the parties will amend them in such a way that the change is in accord with the letter and the spirit of this Agreement.

      In the event of any difference between the terms of this Agreement and the Articles of Association, except with respect to the enforceability of the agreements contained herein as to third parties, the terms hereof shall prevail.

13    FINANCIAL INFORMATION OF ACSTMSL.

      ACSTMSL will have its yearly financial accounts audited by an internationally recognised accounting firm. The audits must be made available to the Board of Directors no later than five (5) months after the end of the fiscal year of each company.

14    BOARD OF DIRECTORS AND GENERAL SHAREHOLDERS MEETINGS OF ACSTMSL.

14.1 Board of Directors Meetings shall be held no less than two times in every year and at no more than quarterly intervals unless a special meeting is requested by at least two (2) Directors or by the Chairman to address matters where expediency, in the opinion of such Directors, is necessary. Unless otherwise agreed by all the Directors unanimously, fifteen (15) calendar days' written notice shall be given to each of the Directors of all meetings of the Board of Directors at the address notified from time to time by each Director to the Secretary of ACSTMSL. The meetings shall be called by the Chairman. Each such notice shall contain, inter alia, an agenda specifying in reasonable detail the matters to be discussed at the relevant meeting, shall be accompanied by any relevant information for discussion at such meeting and, if sent to an address outside Spain, shall be sent by courier or by telefax.


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

14.2 All matters voted upon at General Shareholders Meetings of ACSTMSL shall be validly adopted by a reinforced majority vote of sixty percent (60%).

14.3 All matters voted upon at a Board of Directors Meeting shall be validly adopted by a reinforced majority vote consisting of no less than four Directors voting in favour.

15    DISTRIBUTION POLICY AND DETERMINATION OF NET PROFIT OF ACSTMSL.

15.1 The Board of Directors will, at the Annual Shareholders Meeting of ACSTMSL, submit to the Shareholders audited accounts or consolidated audited accounts (as the case may be) in respect of the preceding financial year; such Shareholders Meeting will be held not later than six months after the end of the relevant financial year.

15.2 The Board of Directors will request the auditors of ACSTMSL to report as to the amount of the net profits for each accounting reference period which are available for distribution by ACSTMSL at the same time as they sign their report on the audited accounts for the accounting reference period in question.

15.3 The Shareholders will distribute at least seventy five per cent (75%) of its profits lawfully available for distribution in each financial year as the Board of Directors shall from time to time resolve, subject to the legal reserve, when appropriate, and/or such reasonable and proper reserves for working capital or otherwise as the Board of Directors may, in its sole discretion, deem appropriate.

16    TRANSFER OF SHARES OF ACSTMSL.

16.1 Each Shareholder will have a preferential right to acquire the shares to be transferred by the other Shareholder as regulated in the by-laws of ACSTMSL attached as Exhibit B; provided, however, that each Shareholder shall have the right to sell, assign, transfer or dispose any portion of its Shares to one or more affiliates of such Shareholder without prior written consent of the other Shareholder.

16.2  ACS'S CALL OPTION

      SONERA HOLDING irrevocably grants to ACS, which accepts, an option to purchase from SONERA HOLDING all but not less than all of SONERA HOLDING's Shares in ACSTMSL free and clear from any lien or encumbrance, under the terms and conditions specified below (the "Call Option").

      The Call Option may only be exercised if either of the following circumstances occurs:

      (a) any change of control in SONERA shall have occurred that will require, by reason of Spanish regulation, SONERA to sell its indirect participation in XFERA; or


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

      (b) SONERA shall have been acquired by Vivendi/FCC or an affiliate or group member of either thereof.

      The exercise period for the Call Option will be of three (3) months, commencing on the date on which either of the triggering events referred to above occurs.

      The exercise of the Call Option shall be notified by ACS to SONERA HOLDING, within the foregoing exercise period, indicating (i) the date for the completion of the transfer of the Shares, which shall not be less than fifteen (15) days from the later of the date of the exercise notice or the date as of which the price shall have been determined as provided below and (ii) the Notary Public before whom the deed of transfer must be executed, where appropriate.

      The exercise price for the Shares will be the "fair market value" as defined in and as determined by the procedure set forth in Clause 10.2 of the shareholders agreement among the shareholders of XFERA.

      Payment of the exercise price for the Shares shall be made in Euros in cleared funds by bank transfer to the bank account specified by SONERA HOLDING or by banking cheque, unless agreed otherwise in writing.

      The exercise price shall be paid on the date of completion of the transfer of the relevant Shares.

17    OPTIMIZATION.

      Notwithstanding the foregoing clauses 10 to 16, SONERA HOLDING and ACS agree that at any time either of them as Shareholders of ACSTMSL shall be entitled to require ACSTMSL to deliver to them directly their respective indirect shareholding in XFERA in the form which such Shareholder deems most tax-efficient, whether by split-off, liquidation or otherwise.

18    FOUNDING SHAREHOLDERS OF XFERA.

      SONERA HOLDING wishes to enter into this agreement in the understanding that its rights and privileges as "Founding Shareholder" of XFERA (as such term is defined in Recital V of the aforementioned shareholders agreement) are not going to be lost, diminished or affected in any manner. In order to ensure that SONERA HOLDING continues to enjoy the rights and privileges of Founding Shareholder of XFERA, SONERA, SONERA HOLDING, ACS and ACSTMSL shall procure that, before December 15, 2000, all the Shareholders and Guarantors of Xfera (as such terms are defined in the aforementioned shareholders agreement) enter into a new Supplemental Agreement in order to acknowledge and expressly accept the contribution of SONERA
      HOLDING's shares of Xfera to ACSTMSL (as per clause 10 above) and to expressly recognize SONERA HOLDING's rights as Founding Shareholder under the new structure. The execution of the Supplemental Agreement shall be condition precedent for SONERA HOLDING's obligation to contribute its shares in Xfera to ACSTMSL

      Should the above mentioned Supplemental Agreement not be entered into by all the Shareholders and Guarantors of Xfera before December 15, 2000 and should SONERA HOLDING freely decide to wave such condition precedent and to contribute its shares in Xfera to ACSTMSL as per clause 10 above, and notwithstanding the foregoing clauses 10 to 16, ACS and ACSTMSL shall ensure that SONERA HOLDING shall continue to enjoy the rights and privileges of "Founding Shareholders" of XFERA as such term is defined in Recital V of the aforementioned shareholders agreement. For this purpose, ACS shall vote in the Shareholders Meetings (and its representatives shall vote in the Board of Directors Meetings) of ACSTMSL, and ACSTMSL shall vote in the Shareholders Meetings (and its representatives shall vote in the Board of Directors Meetings) of XFERA so as to defend and protect the rights of SONERA HOLDING as Founding Shareholder and/or to procure for its equivalent rights and privileges as those it currently enjoys.

      Any breach by ACS and/or ACSTMSL of the obligations contained in this clause shall constitute a substantial breach of this agreement.

19    DURATION OF AGREEMENT.

      The rights and obligations of a Shareholder under this Agreement shall terminate at such time as such Shareholder no longer is the owner (beneficial or otherwise) of any Shares.

20    REPRESENTATIONS AND WARRANTIES.

20.1 Each of the Parties hereby represents and warrants to the other Parties that it:

      20.1.1 has full power and authority to execute and enter into this Agreement and to perform the transactions contemplated therein;

      20.1.2 all corporate acts and other proceedings required to be taken by or on behalf of such Party to authorize it or execute and carry out this Agreement and the transactions contemplated herein have been properly taken;

      20.1.3 this Agreement constitutes a legal, valid and binding agreement, enforceable against such Party in accordance with its terms;

      20.1.4 the execution and delivery of, and the performance by said Party of its obligations under this Agreement, and the transactions contemplated herein do not and will not:

      a) result in a breach of any provision of law, statute, rule or regulation or any, writ, injunction, order, judgment or decree of any court or governmental authority;

      b) result in a breach of any deed, indenture, mortgage, lease or other agreement, contract or instrument to which such Party is a party or by which any of the Shares are or may be bound or affected; and

      c) require the consent or approval by, notice to or registration with any public or private person or governmental authority.

20.2 Each of the Parties shall indemnify and hold harmless the other Parties from and against any and all "damages" arising out of any breach by such Party of any of its representations and/or warranties and/or undertakings made and contained in this Agreement.

21       NOTICES.

         Any and all notices, claims, demands or other communications required or permitted to be served pursuant to or in connection with any of the provisions of this Agreement shall be in writing and delivered personally, by facsimile or by certified notarial mail.

         If to SONERA to:
         Teollisuuskatu 15
         Helsinki
         Finland

         Fax: 00 358 20 40 63 570

         Attn: Ms. Pirjo Kekalainen-Torvinen


         If to SONERA HOLDING to:
         Rivium Quadrant 58
         (NL-2909 LC) Capelle aan den Ijssel
         The Netherlands

         Fax: 00 358 20 40 63 570

         Attn: Ms. Pirjo Kekalainen-Torvinen


         If to ACS to:
         ACS, Actividades de Cosntruccion y Servicios, S.A.
         Avda. de Pio XII, 102
         28036 Madrid
         Spain

         Fax: 34-91-343 92 22

         Attn: Mr. Angel Garcia Altozano

         If to ACSTMSL to:
         ACS, Telefonia Movil, S.A.
         Avda. Pio XII, 102
         28036 Madrid
         Spain
         Fax: 34-91-343 92 22
         Attn: Mr. Angel Garcia Altozano

         Or at such other address as the Parties may specify by written notice to the other. Any notice which is delivered in the manner provided herein shall be deemed to have been duly given to the Party to whom it is directed upon actual receipt at such address (evidenced, in the case of facsimile, by the receipt of the correct answer back).

22       CONFIDENTIALITY.

         The contents of this Agreement shall not be disclosed to any third party without the previous consent of the Parties to this Agreement except as may be required by law or by obligations pursuant to any listing agreement with, or the regulations imposed by, any securities exchange.

23       COSTS AND EXPENSES.

         Except as otherwise provided in this Agreement, each of the Parties hereto shall pay all costs and expenses incurred by such Party or on its behalf in connection with the negotiation, preparation, execution and performance of this Agreement and the transactions contemplated hereby, including, without limitation, fees and expenses of accountants and legal counsel.

24       COUNTERPARTS.

         This Agreement may be executed in four or more counterparts each of which shall be deemed as an original, but all the counterparts shall together constitute one and the same instrument.

25       ENTIRE AGREEMENT.

         This Agreement and the Exhibits attached hereto constitute the whole agreement between the Parties on the subject matter hereof and supersedes any prior agreement or understandings, whether oral or written, relating thereto, and this Agreement shall not be modified unless in writing and signed by the Parties hereto.

26       INVALIDITY.

         If any term or provision in this Agreement shall be held to be illegal or unenforceable, in whole or in part, such term or provision or part shall to the extent be deemed not to form part of this Agreement but the enforceability of the remainder shall continue in full force and effect.

27       ASSIGNMENT.

          This Agreement may not be assigned without the approval of the other Parties provided, however, that a Party may assign its rights under this Agreement to any of its affiliates.

28       GOVERNING LAW AND SUBMISSION TO JURISDICTION.

         This Agreement and the documents to be entered into pursuant to it shall be governed by and construed in accordance with Spanish law and the Parties hereto irrevocably agree that all disputes and claims arising from or relating to this Agreement, including failure to comply, its termination or nullification, shall be finally settled by the International Chamber of Commerce and according to its Rules, and the Parties agree to voluntarily comply (in Spanish, "estar y pasar") with the arbitration award as soon as they have been duly notified thereof. The arbitration proceedings shall be held in the city of Geneva. The arbitration proceedings shall be conducted in English.

As an expression of their consent the Parties sign below:


SONERA COPORATION                            ACS, ACTIVIDADES DE
CONSTRUCCION                                 Y SERVICIOS, S.A.


By:                                          By:
   -----------------------------                --------------------------
   Ms. Pirjo Kekalainen-Torvinen                Mr. Angel Garcia Altozano



SONERA HOLDING B.V.                          ACS, TELEFONIA MOVIL, S.A.


By:                                          By:
   -----------------------------                --------------------------
   Ms. Pirjo Kekalainen-Torvinen                Mr. Angel Garcia Altozano

This exhibit represents a "fair and accurate" English translation of the Spanish-language exhibit to this agreement within the meaning of Rule 306 under S-T under the Securities Act of 1933.

                                        /s/ Maire Laitinen
                                        ------------------
                                        Maire Laitinen
                                        General Councel
                                        Sonera Corporation

                                    EXHIBIT A

                                     BY-LAWS

TITLE I - GENERAL PROVISIONS

ARTICLE 1. NAME AND GOVERNING REGULATIONS. The name of the Company will be "SONERA-ACS, TELEFONIA MOVIL, S.L." and will be governed by the following by-laws, the Limited Liability Companies Law and all other applicable legal regulations.

ARTICLE 2. PURPOSE. The purpose of the Company is the holding of stock or the holding of share participation in the companies dedicated to the mobile telephone business.

           If there is a requirement by law to obtain either an administrative license for this activity, registration in the public registrar, or any other requisite, the Company will not be able to start the specific activity until such legal requirement has been fulfilled.

           All activities for which the law establishes special requisites and are not fulfilled by the Company are expressly excluded.

ARTICLE 3. DURATION. The duration of the Company will be indefinite and will begin on the date of execution of the articles of incorporation of the Company.

ARTICLE 4. DOMICILE. The Company will be domiciled in Madrid, at Avenida de Pio XII No. 102.

           Corresponds to the Administration of the Company the duty to create, eliminate or translate branch offices or agencies, both in the national territory as well as internationally, according to the applicable valid legislation.

           The sole approval of the Company's administration will suffice to transfer the corporate domicile among the same municipal territory. For transferring the domicile out of the municipal territory the approval of the General Partners Board is required.

TITLE II   CAPITAL AND SHARE PARTICIPATION

ARTICLE 5. CAPITAL. The capital stock of the Company is set in the amount of [( )] EUROS, fully paid, and divided in [( )] share participations of [( )] EURO nominal value each, numerated from one (1) to [( )], both inclusive, which shall not be represented by means of titles or account annotations nor be denominated shares.

ARTICLE 6. REGISTER BOOK. The Company will have a register book for partners, in which all voluntary and involuntary, original and subsequent, transfers of the Company's share participations will be recorded, as well as any encumbrances on them. On each annotation the identity and domicile of the holder of such participation will be indicated as well as the encumbrances established. All partners are authorized to review this book which is the responsibility of the administration to manage and care. The partners and the holders of such encumbrances and rights over the share participations will only have the right to obtain certificates of the share participations or encumbrances registered in their name.

            The personal information of the partners can be modified without causing effects on the Company.

ARTICLE 7. TRANSFER OF PARTICIPATIONS

I.  VOLUNTARY TRANSFER INTER VIVOS

1. The transfer of share participations by the partners is authorized, in favor of their spouse, the ascendants and descendants of the partner or the companies that belong to the same group (art. 42, 1 Commercial Code) from the transferor.

2. For all other remaining situations, the partner that intends to transfer share participations must inform the administration of the Company in writing, which in turn will notify such intention to the partners in a term of seven (7) days. The partners can decide to purchase during the seven days after being notified; if various partners opt to enter into this purchase, the participations will be distributed pro-rata according to their existing share participation in the Company.

     If no partner decides to exercise this right of first refusal, the Company, through its administration, can present during the following 15 days one or more third parties interested in acquiring the share participations offered. If such term expires and the offering partner has not received by means of a notarized communication the acceptance to his offer, he will be free to transfer such participations under the same terms initially offered and during the next two months after expiration of the last term indicated. The purchase price or consideration that the transferring partner must receive in the event of donation or transfer under a different title than that of a sale, will be the one that the parties agree, and in case they do not reach an agreement, will be that determined by a certified technician selected by the parties, by means of review and update of the last balance sheet approved.

II. INVOLUNTARY TRANSFER

     In case of auction or transfer of share participations as a consequence of any legal proceeding, the partners or in defect the Company, will be allowed to substitute themselves for the auctioneer or the creditor, while the auction is not yet in force, according to article 31 of the L.S.R.L; if the Company is the subrogated party it shall amortize the participations acquired in the form and under the terms provided in article 40 of the cited law.

III. MORTIS CAUSA TRANSFER

      In the event of a mortis causa transfer of share participation, if the heir or beneficiary entitled to them where not the spouse or descendants of the deceased, the remaining partners will be allowed to acquire them during a term of thirty (30) days from the communication to the Company of such hereditary acquisition, paying to the holders the amount agreed or in case of disagreement the real value at the day of death, this is the one established by the auditor according to article 32 of the law.

IV.  GENERAL PROVISIONS

1. If share participations are issued with accessory obligations, the special rules for this kind of participations shall be applied.

2. The rules transcribed here will also apply, although with the necessary adjustments and under the terms established in article 75 of the law, to the transmissions of preferential rights in case of the creation of new share participations.

3. The transfer of share participations will be formalized according to the law; their acquisition under any title shall be notified in writing to the Company for its registration in the partners' registrar book. Without fulfillment of this requirement the partner will not be able to exercise the rights to which he is entitled to in the Company.

4. The transfer of share participations that do not follow this rules will have no effect whatsoever with respect to the Company.

5. The Company shall not acquire its own share participations with the exception of the events described on article 40 of the law.

ARTICLE 8. CO-OWNERSHIP. In case of co-ownership over the share participations or the rights over them, the co-owners must notify the Company their designated representative for the exercise of their rights; the co-owners will remain jointly and severally liable with respect to their obligations before the Company.

ARTICLE 9. RIGHT OF ENJOYMENT AND LIEN. In the event of right of enjoyment or lien over the share participations, the right to vote will correspond to the title-holder of the share participations.

TITLE III  SOCIAL STRUCTURE

Section 1.

ARTICLE 10. BODIES. The Company will be governed by the General Partner Board while the administration and representation will be held by the Administrative Body designated by the Board.

ARTICLE 11. MAJORITIES. The partners will, represented by the majority, govern the operations of the Company.

      All partners, including the dissidents and the absent, will remain subject to the agreement of the Board, bearing in mind the right of partnership separation which will remain valid whenever applicable.

      Majority will occur when a number of partners representing 55% of the capital stock vote in favor of the agreement, with the exception of the events mentioned in the following paragraph and the applicable legislation.

      Notwithstanding the above, in order to increase or decrease the capital stock of the Company, extend, merge, transform, break-up or liquidate the Company, waive the first refusal right for cases of increase in the capital stock, partner exclusion, waiver of non-compete prohibitions for the administrators, by-laws' modifications and in any other instances as required by law, a vote representing at least 80% of the capital stock will be required.

      A majority of valid votes representing at least a third of the capital stock of the Company will suffice to determine the enforcement of a responsibility action against the administrators of the Company.

ARTICLE 12. NOTICE OF MEETING. A majority shall be formed necessarily for a General Board Meeting, notified for such purpose by the Administration body (or liquidation body as applicable).

      The notice of meeting for the Board will be done by certified mail to all the partners at their registered domiciles in the registrar book. Between the delivery of the last notice and the date provided for the Board's meeting there shall be a term of at least (15) days, with the exception of merger or corporate break-ups where the term should be of at least one month and in those instances where the law determines otherwise. The notice will mention the name of the Company, the date, time and place of the meeting, the person sending such notice, as well as the topics to be discussed in detail as well as any additional required issues to be mentioned according to the law. If the place of the meeting is not mentioned, it shall be understood that the place of the meeting will be the Company's corporate domicile. For the partners who reside outside Spain, the notice of the meeting must be delivered to their domicile in Spain which they must have registered in the registrar book.

      The administration body is under the obligation to call the General Board meeting during the first six (6) months of each exercise period in order to guarantee the review of the Company's management, the approval of the semester's balances and decide with respect to the distribution of revenues; if such task is not done, any partner is entitled to request the General Board meeting to be called by the First Instance Judge of the Company's corporate domicile.

      The General Board will also be called by the administration whenever it considers it necessary or convenient, and in any case when the partners representing at least five (5) percent of the capital stock demand it; in this case the General Board meeting shall be called to be held during the month following the date it was called by notarial notice, and if it is not called it can also be requested to be called by the First Instance Judge of the Company's corporate domicile.

ARTICLE 13. UNIVERSAL BOARD. Notwithstanding the above, the Board will be validly conformed to deal with any matter, without the requirement of previous notice, whenever the total capital stock of the Company is represented and the attendees accept unanimously the meeting's celebration and the points to be discussed in the meeting. The Universal Board can meet anywhere in the national or international territory.

ARTICLE 14. RIGHT OF ATTENDANCE. Every partner is entitled to attend the General Board meeting. Partners can be represented by other partners, their spouses, ascendants, descendants or person holding a power of attorney, in publicly executed form, to administer all the partner's patrimony in the national territory. If such representation is not in publicly executed form, it shall be specific for each Board meeting and it shall always be in writing.

ARTICLE 15. The members of the Administration Council, if any, will act as President and Secretary of the General Board Meeting, and if not the partners designated at the beginning of the session by the attending partners. Deliberations will be led by the President and each issue will be voted upon separately.

      The agreements among the partners shall be contained in minutes that must include necessarily the list of attendees and must be approved by the Board at the end of the session, or during the following 15 days, by the President of the General Board and to intervening partners, one representing the majority and the other one representing the minority.

Section 2.  Administrative Body

ARTICLE 16. The Company will be administered and represented by an Administration Council of five members all of which can be partners or not, as well as natural or legal persons.

      It is expressly stated the prohibition that incompatible persons will ever occupy any positions in the Company according to the valid State dispositions.

ARTICLE 17. The Administration Council shall meet, at the President's request or his replacement, whenever the social interest requests it or any of its members; the notice for the meeting shall be in written form (letter, telegram or fax) to all the counselors; it shall be understood as validly constituted when at least four of its members attend the meeting, being any of the counselors authorized to grant another counselor its representation in such meeting; the deliberations will be held separately for each issue and will be moderated by the President; in order to adopt any resolutions which require a separate vote for each issue, the vote of at least four of the counselors is required unless determined otherwise by applicable law.

      If not elected by the Board, the Council can elect its own President and Secretary without the requirement of being a member of the council, and to one or various delegated counselors among the Council members. The discussions and resolutions of the Council will be included in minutes which shall be signed by the President and Secretary or by their replacements. The certifications of the resolutions will be issued by the individuals designated to do so according to article 109 of R.R.M.

      The formalization in public document can be done by the persons mentioned in article 108 of the mentioned regulation and also by any member of the Council, if any, with a valid position, without any express delegation.

ARTICLE 18. The meetings of the Administrative Council will be called twenty four (24) hours in advance, but if the person calling the meeting considers the topics to be discussed urgent, such notice can be of only six (6) hours.

ARTICLE 19. DURATION. The members of the Council will remain in their duties for an indefinite period of time, but can be replaced at any time even if their replacement is not contained as an issue to be discussed in the meetings.

ARTICLE 20. REPRESENTATION. The Administrative Council will have the representation of the Company both for judicial and any other instances, according to the guidelines established in article 63 of the Limited Liability Companies Law.

ARTICLE 21. RETRIBUTION. The position of Administrator is gratuitous.

      However, if any of the Administrators renders to the Company services for any professional work or any other kind of work, the consideration paid by the Company will be with respect to such services only according to the ordinary mercantile and labor existing legislation.

ARTICLE 22. NON-COMPETITION. The Administrators shall not, directly or indirectly, dedicate to any activity analogous or complimentary to that of the Company's purpose unless expressly authorized to do so by the General Board.

ARTICLE 23. MINUTES BOOK. The Company will keep a book or books with the minutes containing, at least, all the agreements entered into by the bodies of the Company, with mention of the relative information related to the notice for the meetings and the establishment of the various bodies, a summary of the topics discussed, the interventions from which certification has been requested, the adopted agreements and the voting results.

      Any partner or individuals that attended a General Board meeting in representation of the absent partners can obtain at any time certification of the agreements and the minutes of the General Board meetings.

ARTICLE 24. FINANCIAL TERM. The annual close of business for purposes of determining the Fiscal Exercise of the Company will be December 31 of each year.

ARTICLE 25. ANNUAL BALANCES. During a maximum term of three (3) months starting from the close of each yearly financial term, the Administrative Council shall formulated a balance with the gains and losses, and the proposal for the distribution of revenues.

      From the moment of the call for the General Board's meeting to be held before June 30 of each year and to which they must be submitted for approval, any partner can obtain gratuitously from the Company this documents and the report from the auditors; in the Board's meeting call this right will be reminded. The partners who represent at least five (5) percent of the Company's capital stock can also review, with an accounting expert, the Company's accounting in the corporate domicile.

ARTICLE 26. DISTRIBUTION OF REVENUES. The Board will decide the distribution of revenues with strict observance of the legal dispositions with respect to reserves, previsions and amortizations. The liquid benefits will be distributed among the partners proportionally according to their participation in the capital stock of the Company.

TITLE V- DISSOLUTION AND LIQUIDATION

ARTICLE 27. DISSOLUTION. The Company will dissolve by any of the causes enumerated in the law, and once agreed upon, the liquidation period will be opened, procedure that will be held by the Administrative Body if the General Board does not designate other liquidator.

ARTICLE 28. INVENTORY AND INITIAL BALANCE. The initial liquidators will prepare an inventory and a balance of the Company with reference to the date established for dissolution of the Company, during a term no longer than 3 months from the opening of the liquidation process.

ARTICLE 29. FINAL BALANCE. Once all liquidatory operations are finalized, the liquidators will submit for the General Board's approval a final balance, a report from such operations and a distribution proposal among the partners of the remaining assets.

      The liquidation quota shall be proportional to each partner's participation in the capital stock of the Company and can not by satisfied without the previous payment to the creditors of their credits or a deposit for an amount equal to such credits if the creditors are not available, in a financial entity from the municipal corporate domicile.

ARTICLE 30. The final balance of the liquidation and relation of the partners, where their identity and the value of their corresponding liquidation quota must be determined, shall be incorporated to the public deed of the Company's extinction.

This exhibit represents a "fair and accurate" English translation of the Spanish-language exhibit to this agreement within the meaning of Rule 306 under S-T under the Securities Act of 1933.

                                        /s/ Maire Laitinen
                                        ------------------
                                        Maire Laitinen
                                        General Councel
                                        Sonera Corporation

                                    EXHIBIT B

                                     BY-LAWS



TITLE I - GENERAL PROVISIONS

ARTICLE 1. NAME AND GOVERNING REGULATIONS. The name of the Company will be "ACS-SONERA, TELEFONIA MOVIL, S.L." and will be governed by the following by-laws, the Limited Liability Companies Law and all other applicable legal regulations.

ARTICLE 2. PURPOSE. The purpose of the Company is the holding of stock or the holding of share participation in the companies dedicated to the mobile telephone business.

      If there is a requirement by law to obtain either an administrative license for this activity, registration in the public registrar, or any other requisite, the Company will not be able to start the specific activity until such legal requirement has been fulfilled.

      All activities for which the law establishes special requisites and are not fulfilled by the Company are expressly excluded.

ARTICLE 3. DURATION. The duration of the Company will be indefinite and will begin on the date of execution of the articles of incorporation of the Company.

ARTICLE 4. DOMICILE. The Company will be domiciled in Madrid, at Avenida de Pio XII No. 102.

      Corresponds to the Administration of the Company the duty to create, eliminate or translate branch offices or agencies, both in the national territory as well as internationally, according to the applicable valid legislation.

      The sole approval of the Company's administration will suffice to transfer the corporate domicile among the same municipal territory. For transferring the domicile out of the municipal territory the approval of the General Partners Board is required.

TITLE II CAPITAL AND SHARE PARTICIPATION

ARTICLE 5. CAPITAL. The capital stock of the Company is set in the amount of [ ( )] EUROS, fully paid, and divided in [ ( )] share participations of [ ( )] EURO nominal value each, numerated from one (1) to [ ( )], both inclusive, which shall not be represented by means of titles or account annotations nor be denominated shares.

ARTICLE 6. REGISTER BOOK. The Company will have a register book for partners, in which all voluntary and involuntary, original and subsequent, transfers of the Company's share participations will be recorded, as well as any encumbrances on them. On each annotation the identity and domicile of the holder of such participation will be indicated as well as the encumbrances established. All partners are authorized to review this book which is the responsibility of the administration to manage and care. The partners and the holders of such encumbrances and rights over the share participations will only have the right to obtain certificates of the share participations or encumbrances registered in their name.

      The personal information of the partners can be modified without causing effects on the Company.

ARTICLE 7. TRANSFER OF PARTICIPATIONS

I. VOLUNTARY TRANSFER INTER VIVOS

1. The transfer of share participations by the partners is authorized, in favor of their spouse, the ascendants and descendants of the partner or the companies that belong to the same group (art. 42, 1 Commercial Code) from the transferor.

2. For all other remaining situations, the partner that intends to transfer share participations must inform the administration of the Company in writing, which in turn will notify such intention to the partners in a term of seven (7) days. The partners can decide to purchase during the seven days after being notified; if various partners opt to enter into this purchase, the participations will be distributed pro-rata according to their existing share participation in the Company.

      If no partner decides to exercise this right of first refusal, the Company, through its administration, can present during the following 15 days one or more third parties interested in acquiring the share participations offered. If such term expires and the offering partner has not received by means of a notarized communication the acceptance to his offer, he will be free to transfer such participations under the same terms initially offered and during the next two months after expiration of the last term indicated. The purchase price or consideration that the transferring partner must receive in the event of donation or transfer under a different title than that of a sale, will be the one that the parties agree, and in case they do not reach an agreement, will be that determined by a certified technician selected by the parties, by means of review and update of the last balance sheet approved.

II. INVOLUNTARY TRANSFER

      In case of auction or transfer of share participations as a consequence of any legal proceeding, the partners or in defect the Company, will be allowed to substitute themselves for the auctioneer or the creditor, while the auction is not yet in force, according to article 31 of the L.S.R.L; if the Company is the subrogated party it shall amortize the participations acquired in the form and under the terms provided in article 40 of the cited law.

III. MORTIS CAUSA TRANSFER

      In the event of a mortis causa transfer of share participation, if the heir or beneficiary entitled to them where not the spouse or descendants of the deceased, the remaining partners will be allowed to acquire them during a term of thirty (30) days from the communication to the Company of such hereditary acquisition, paying to the holders the amount agreed or in case of disagreement the real value at the day of death, this is the one established by the auditor according to article 32 of the law.

IV. GENERAL PROVISIONS

1. If share participations are issued with accessory obligations, the special rules for this kind of participations shall be applied.

2. The rules transcribed here will also apply, although with the necessary adjustments and under the terms established in article 75 of the law, to the transmissions of preferential rights in case of the creation of new share participations.

3. The transfer of share participations will be formalized according to the law; their acquisition under any title shall be notified in writing to the Company for its registration in the partners' registrar book. Without fulfillment of this requirement the partner will not be able to exercise the rights to which he is entitled to in the Company.

4. The transfer of share participations that do not follow this rules will have no effect whatsoever with respect to the Company.

5. The Company shall not acquire its own share participations with the exception of the events described on article 40 of the law.

ARTICLE 8. CO-OWNERSHIP. In case of co-ownership over the share participations or the rights over them, the co-owners must notify the Company their designated representative for the exercise of their rights; the co-owners will remain jointly and severally liable with respect to their obligations before the Company.

ARTICLE 9. RIGHT OF ENJOYMENT AND LIEN. In the event of right of enjoyment or lien over the share participations, the right to vote will correspond to the title-holder of the share participations.

TITLE III SOCIAL STRUCTURE

Section 1.

ARTICLE 10. BODIES. The Company will be governed by the General Partner Board while the administration and representation will be held by the Administrative Body designated by the Board.

ARTICLE 11. MAJORITIES. The partners will, represented by the majority, will govern the operations of the Company.

      All partners, including the dissidents and the absent, will remain subject to the agreement of the Board, bearing in mind the right of partnership separation which will remain valid whenever applicable.

      Majority will occur when a number of partners representing 60% of the capital stock vote in favor of the agreement, with the exception of the events mentioned in the following paragraph and the applicable legislation.

      Notwithstanding the above, in order to increase or decrease the capital stock of the Company, extend, merge, transform, break-up or liquidate the Company, waive the first refusal right for cases of increase in the capital stock, partner exclusion, waiver of non-compete prohibitions for the administrators, by-laws' modifications and in any other instances as required by law, a vote representing at least 75% of the capital stock will be required.

      A majority of valid votes representing at least a third of the capital stock of the Company will suffice to determine the enforcement of a responsibility action against the administrators of the Company.

ARTICLE 12. NOTICE OF MEETING. A majority shall be formed necessarily for a General Board Meeting, notified for such purpose by the Administration body (or liquidation body as applicable).

      The notice of meeting for the Board will be done by certified mail to all the partners at their registered domiciles in the registrar book. Between the delivery of the last notice and the date provided for the Board's meeting there shall be a term of at least (15) days, with the exception of merger or corporate break-ups where the term should be of at least one month and in those instances where the law determines otherwise. The notice will mention the name of the Company, the date, time and place of the meeting, the person sending such notice, as well as the topics to be discussed in detail as well as any additional required issues to be mentioned according to the law. If the place of the meeting is not mentioned, it shall be understood that the place of the meeting will be the Company's corporate domicile. For the partners who reside outside Spain, the notice of the meeting must be delivered to their domicile in Spain which they must have registered in the registrar book.

      The administration body is under the obligation to call the General Board meeting during the first six (6) months of each exercise period in order to guarantee the review of the Company's management, the approval of the semester's balances and decide with respect to the distribution of revenues; if such task is not done, any partner is entitled to request the General Board meeting to be called by the First Instance Judge of the Company's corporate domicile.

      The General Board will also be called by the administration whenever it considers it necessary or convenient, and in any case when the partners representing at least five (5) percent of the capital stock demand it; in this case the General Board meeting shall be called to be held during the month following the date it was called by notarial notice, and if it is not called it can also be requested to be called by the First Instance Judge of the Company's corporate domicile.

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ARTICLE 13. UNIVERSAL BOARD. Notwithstanding the above, the Board will be validly conformed to deal with any matter, without the requirement of previous notice, whenever the total capital stock of the Company is represented and the attendees accept unanimously the meeting's celebration and the points to be discussed in the meeting. The Universal Board can meet anywhere in the national or international territory.

ARTICLE 14. RIGHT OF ATTENDANCE. Every partner is entitled to attend the General Board meeting. Partners can be represented by other partners, their spouses, ascendants, descendants or person holding a power of attorney, in publicly executed form, to administer all the partner's patrimony in the national territory. If such representation is not in publicly executed form, it shall be specific for each Board meeting and it shall always be in writing.

ARTICLE 15. The members of the Administration Council, if any, will act as President and Secretary of the General Board Meeting, and if not the partners designated at the beginning of the session by the attending partners. Deliberations will be led by the President and each issue will be voted upon separately.

      The agreements among the partners shall be contained in minutes that must include necessarily the list of attendees and must be approved by the Board at the end of the session, or during the following 15 days, by the President of the General Board and to intervening partners, one representing the majority and the other one representing the minority.

Section 2.- Administrative Body

ARTICLE 16. The Company will be administered and represented by an Administration Council of five members all of which can be partners or not, as well as natural or legal persons.

      It is expressly stated the prohibition that incompatible persons will ever occupy any positions in the Company according to the valid State dispositions.

ARTICLE 17. The Administration Council shall meet, at the President's request or his replacement, whenever the social interest requests it or any of its members; the notice for the meeting shall be in written form (letter, telegram or fax) to all the counselors; it shall be understood as validly constituted when at least four of its members attend the meeting, being any of the counselors authorized to grant another counselor its representation in such meeting; the deliberations will be held separately for each issue and will be moderated by the President; in order to adopt any resolutions which require a separate vote for each issue, the vote of at least four of the counselors is required unless determined otherwise by applicable law.

      If not elected by the Board, the Council can elect its own President and Secretary without the requirement of being a member of the council, and to one or various delegated counselors among the Council members. There will be no permanent delegation of functions in favor of one or various Counselors. The discussions and resolutions of the Council will be included in minutes which shall be signed by the President and Secretary or by their replacements. The certifications of the resolutions will be issued by the individuals designated to do so according to article 109 of R.R.M.

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      The formalization in public document can be done by the persons mentioned in article 108 of the mentioned regulation and also by any member of the Council, if any, with a valid position, without any express delegation.

ARTICLE 18. The meetings of the Administrative Council will be called twenty four (24) hours in advance, but if the person calling the meeting considers the topics to be discussed urgent, such notice can be of only six (6) hours.

ARTICLE 19. DURATION. The members of the Council will remain in their duties for an indefinite period of time, but can be replaced at any time even if there replacement is not contained as an issue to be discussed in the meetings.

ARTICLE 20. REPRESENTATION. The Administrative Council will have the representation of the Company both for judicial and any other instances, according to the guidelines established in article 63 of the Limited Liability Companies Law.

ARTICLE 21. RETRIBUTION.  The position of Administrator is gratuitous.

      However, if any of the Administrators renders to the Company services for any professional work or any other kind of work, the consideration paid by the Company will be with respect to such services only according to the ordinary mercantile and labor existing legislation.

ARTICLE 22. NON-COMPETITION. The Administrators shall not, directly or indirectly, dedicate to any activity analogous or complimentary to that of the Company's purpose unless expressly authorized to do so by the General Board.

ARTICLE 23. MINUTES BOOK. The Company will keep a book or books with the minutes containing, at least, all the agreements entered into by the bodies of the Company, with mention of the relative information related to the notice for the meetings and the establishment of the various bodies, a summary of the topics discussed, the interventions from which certification has been requested, the adopted agreements and the voting results.

      Any partner or individuals that attended a General Board meeting in representation of the absent partners can obtain at any time certification of the agreements and the minutes of the General Board meetings.

ARTICLE 24. FINANCIAL TERM. The annual close of business for purposes of determining the Fiscal Exercise of the Company will be December 31 of each year.

ARTICLE 25. ANNUAL BALANCES. During a maximum term of three (3) months starting from the close of each yearly financial term, the Administrative Council shall formulated a balance with the gains and losses, and the proposal for the distribution of revenues.

      From the moment of the call for the General Board's meeting to be held before June 30 of each year and to which they must be submitted for approval, any partner can obtain

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gratuitously from the Company this documents and the report from the auditors; in the Board's meeting call this right will be reminded. The partners who represent at least five (5) percent of the Company's capital stock can also review, with an accounting expert, the Company's accounting in the corporate domicile.

ARTICLE 26. DISTRIBUTION OF REVENUES. The Board will decide the distribution of revenues with strict observance of the legal dispositions with respect to reserves, previsions and amortizations. The liquid benefits will be distributed among the partners proportionally according to their participation in the capital stock of the Company.

TITLE V- DISSOLUTION AND LIQUIDATION

ARTICLE 27. DISSOLUTION. The Company will dissolve by any of the causes enumerated in the law, and once agreed upon, the liquidation period will be opened, procedure that will be held by the Administrative Body if the General Board does not designate other liquidator.

ARTICLE 28. INVENTORY AND INITIAL BALANCE. The initial liquidators will prepare an inventory and a balance of the Company with reference to the date established for dissolution of the Company, during a term no longer than 3 months from the opening of the liquidation process.

ARTICLE 29. FINAL BALANCE. Once all liquidatory operations are finalized, the liquidators will submit for the General Board's approval a final balance, a report from such operations and a distribution proposal among the partners of the remaining assets.

      The liquidation quota shall be proportional to each partner's participation in the capital stock of the Company and can not by satisfied without the previous payment to the creditors of their credits or a deposit for an amount equal to such credits if the creditors are not available, in a financial entity from the municipal corporate domicile.

      ARTICLE 30. The final balance of the liquidation and relation of the partners, where their identity and the value of their corresponding liquidation quota must be determined, shall be incorporated to the public deed of the Company's extinction.







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